                                                                  EXHIBIT 23.1.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Amendment to Form S-4 Registration Statement (Registration No. 333-65645) of our report dated February 6, 1998 on the consolidated financial statements of Grand Casinos, Inc. and Subsidiaries included within Grand Casinos Inc.'s Form 10-K for the year ended December 28, 1997 and to all references to our firm included in this Registration Statement.


                                          ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,


October 20, 1998